T. Rowe Price New Jersey Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price Tax-Free Income Fund

Supplement to Prospectus and Summary Prospectus dated July 1, 2022

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2023, Timothy Taylor will become co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Taylor joined T. Rowe Price in 1996.

Effective December 31, 2023, Mr. Taylor will become sole portfolio manager of the fund and chair of the fund’s Investment Advisory Committee as Mr. Mallas retires.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2023, Timothy Taylor will become co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Taylor joined the Firm in 1996, and his investment experience dates from 1997. During the past five years, he has served as a trader for the long end of the municipal market and as a portfolio manager (beginning in 2020) at the Firm.

Effective December 31, 2023, Mr. Taylor will become sole portfolio manager of the fund and chair of the fund’s Investment Advisory Committee as Mr. Mallas retires.

The date of this supplement is December 12, 2022.

G41-041 12/12/22